EXHIBIT 10.7

Priority Investor Units [“PIU”]

Subscription Agreement & Investment Letter

To:	Peer Review Mediation and Arbitration, Inc. (“PRMA”)

1450 So. Dixie Highway, Suite 201, Boca Raton, Florida 33432

The Undersigned, an accredited or otherwise qualified investor as defined under the Securities Act of 1933 (the “Act”), hereby subscribes to:

          [ X ] _______ Priority Investor Units [1,000 shares and 1,000 Options] @ $5,000 per Unit; as more fully described in the Company’s Supplement to its Amended Regulation D Offering Disclosure Document, which is herein incorporated by reference. The Undersigned acknowledges that he/she has read and fully understands that the PIU/shares are being offered pursuant to an exemption from registration under the Act, and has read and understands the information contained in said Disclosure Document. It is further acknowledged that the Undersigned: i) is not relying upon any representations other than those specifically contained in such document, and ii) has had access to the Company’s officers for purposes of obtaining additional information.

Enclosed is payment by:

[	] check (#	) to the order of Peer Review Mediation and Arbitration, Inc.;

          [ ] wired funds in accordance with separate instructions provided by PRMA to the undersigned;

in the sum of $______________as payment in full of the purchase price stated above and as set forth in the Offering Memorandum, subject to the Company’s acceptance and collection, in accordance to all of the terms and conditions set forth in your Disclosure Document.

This investment is being made by the undersigned:

And is based on my acknowledgement that I am either an Accredited Investor as defined under the Securities Act of 1933 (the “Act”), or am otherwise a qualified investor with the financial and business acumen to properly evaluate the risks and merits of this investment having a history of making investments in: ☐ private placements: ☐ stocks and bonds; ☐ limited partnerships interests; ☐ commodities; ☐ real estate; ☐ other investment experience:___________________________________________________.

Assumption Of Risks: The undersigned can bear the full economic risk of this investment, including the possible total loss thereof. Further, the undersigned acknowledges that this investment is currently illiquid and may continue as such for an indeterminate period of time.

Investment Intent and Transfer Restrictions: This purchase is for investment purposes only, with no present view towards the resale or other subsequent distribution of all or any part of the securities being purchased. The undersigned represents that no resale or transfer shall be attempted other than in full compliance with all of the then applicable federal and or state statutes and rules, including Rule 144 under the Securities Act of 1933. The Board of Directors retains the authority to increase the share holding period beyond that required under Rule 144 and has established an 18-month holding period beginning from the effective date of PRMA’s initial public offering. It is understood that a transfer restriction notice is required to be prominently placed upon the Certificates for Shares under the provisions of the applicable federal and state laws securities laws.

Unless otherwise indicated, all share certificates shall be registered and issued in the name of the Subscriber. If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned, without interest or deduction of any kind, within Ten business days of such rejection.

Signature: X__________________________________________________________ Date:_______________, 2008

Name:___________________________________________	SS#:____________________

Address:______________________________________ Ste #_______ Home/Business Tel # __________________

City:__________________________________________ State:_______ Zip:____________ DOB:_______________

Email Address:____________________________________ Fax #: _______________Cell Phone#:______________

The foregoing Subscription is hereby accepted: ☐ In Full; ☐ Partial Allocation: _________ shares, for and on behalf of Peer Review Mediation and Arbitration, Inc., on the ______day of ________________, 2008.

by: _________________________________, Title:____________________

INVESTORS: Please fill out this page, sign and return it to PRMA.